UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 27, 2006
3COM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-12867	94-2605794
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
350 Campus Drive
Marlborough, Massachusetts
01752
(Address of Principal Executive Offices)
(Zip Code)
Registrant’s telephone number, including area code: (508) 323-1000
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement.
3Com Corporation today announced that it has agreed to buy Huawei Technologies’ 49 percent stake in Huawei-3Com (H3C) for $882 million in cash. The transaction is subject to customary approval of the People’s Republic of China. The agreement, which upon closing gives 3Com full ownership of H3C, was reached through a bid process established under the parties’ existing shareholders’ agreement that enabled either party to make cash bids to buy the other party’s shares in H3C. 3Com initiated the process with a bid on November 15, 2006; 3Com’s last bid was accepted by Huawei on November 27, 2006. The acceptance by Huawei of 3Com’s bid constitutes an agreement between the parties. Under the shareholders’ agreement, the terms of the purchase and sale of the shares are that the seller, Huawei, shall deliver the shares free and clear of all encumbrances together with written instruments of transfer and the buyer, 3Com Technologies, a subsidiary of 3Com Corporation, shall deliver a wire transfer of funds representing the purchase price to Huawei. As is customary when a joint venture is unwound, we expect there to be discussion items with our partner Huawei over transition matters. We also expect to incur transition costs relating to management retention and other transition matters. The full text of a press release describing this transaction in further detail is attached hereto as Exhibit 99.1.
Safe Harbor
This Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including forward-looking statements regarding our agreement to purchase a 49% equity interest in our H3C joint venture, required approvals and transition matters. These statements are neither promises nor guarantees, but involve risks and uncertainties that could cause actual results to differ materially from those set forth in the forward-looking statements, including, without limitation, risks relating to: our ability to incentivize and retain H3C management and other critical H3C employees; our ability to maintain commercial relationships with Huawei; the possibility that Huawei could reduce its business with and operational assistance to H3C and we may face increased competition from Huawei in certain areas of our business; our ability to obtain Chinese government approval of any such transaction; our ability to raise equity or debt capital in order to finance this transaction; our ability to obtain such financing on terms acceptable to us; and other risks detailed in the our filings with the SEC, including those discussed in our quarterly report filed with the SEC on Form 10-Q for the quarter ended September 1, 2006. 3Com Corporation does not intend, and disclaims any obligation, to update any forward-looking information contained in this Form 8-K or with respect to the announcements described herein.
ITEM 9.01Financial Statements and Exhibits
          (d) Exhibits

Exhbit Number	Description

99.1	Text of Press Release, dated November 28, 2006, titled “3Com To Buy Huawei’s 49 Percent Stake In Huawei-3Com Joint Venture for $882 Million.”

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3COM CORPORATION
Date: November 28, 2006	By:	/s/ NEAL D. GOLDMAN
Neal D. Goldman
Senior Vice President, Chief Administrative Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Text of Press Release, dated November 28, 2006, titled “3Com To Buy Huawei’s 49 Percent Stake In Huawei-3Com Joint Venture for $882 Million.”